UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2023

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.875% Notes due 2025	PPG 25A	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 20, 2023, the Board of Directors of PPG Industries, Inc. (the “Company”) elected Christopher N. Roberts III as a director of the Company, effective October 18, 2023. Mr. Roberts will serve in the class of directors whose term expires at the 2024 Annual Meeting of Shareholders. The Board of Directors appointed Mr. Roberts to the Audit Committee and the Sustainability and Innovation Committee of the Board of Directors.
As an independent director of the Company, Mr. Roberts will be entitled to receive compensation consistent with that of the Company’s other independent directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 9, 2023 under the caption “Compensation of Directors,” which portion of such proxy statement is incorporated herein by reference.
Mr. Roberts is Executive Vice President and General Manager, Global Food and Beverage of Ecolab Inc. In 2022, PPG purchased approximately $1,306,000 of products and services from Ecolab, and in the first half of 2023 PPG purchased approximately $515,000 of products and services from Ecolab. Such purchases were made in the ordinary course of each company’s business and amount to less than one percent of each company’s consolidated gross revenues for fiscal year 2022 and the first half of 2023.
Mr. Roberts was not selected as a director of the Company pursuant to any arrangement or understanding between Mr. Roberts and any other person or entity.
A press release reporting the election of Mr. Roberts as a director of the Company is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99	Press release of PPG Industries, Inc. dated July 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: July 24, 2023	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
President and Chief Executive Officer